EXHIBIT 10.24


                                 FORM OF PROMISSORY NOTE
                                 -----------------------


$125,000                                                        March 9, 1999

      1. AMOUNT; MATURITY. FOR VALUE RECEIVED, the undersigned, GENETIC VECTORS, INC., a Florida corporation (the "MAKER"), promises to pay to CAPITAL RESEARCH LTD., a Delaware corporation (the "HOLDER"), the principal sum of One Hundred Twenty Five Thousand Dollars ($125,000), which principal sum shall mature on January 19, 2000 and shall bear simple interest at the rate set forth herein.

      2. INTEREST. Interest shall accrue as of the date of this Note at the simple interest rate of twelve percent (12%) per annum which rate shall increase one percent (1%) on the nineteenth (19th) day of each month that any portion of this Note remains unpaid commencing on January 19, 2000 up to the maximum amount permitted by law. Interest shall be payable quarterly in arrears, commencing on April 19, 1999 and each successive interest payment shall be due on the first day of each successive quarter thereafter.

      3. MODE OF PAYMENT. All payments of principal and interest due under this Note shall be made in legal tender in the United States of America and delivered to the Holder at or, at the option of the Holder, in such other manner and at such other place as the Holder shall have designated to the Maker in writing.

      4. SECURITY. The Maker's obligations hereunder are secured by a security interest granted to the Holder pursuant to a Pledge and Security Agreement dated as of January 19, 1999, by and between the parties hereto.

      5.  PREPAYMENT.

          (a) This Note may be voluntarily prepaid, without penalty or premium, in whole or in part, at any time and from time to time. Any prepayment must include all accrued interest on the principal being prepaid, through the date of prepayment.

          (b) Notwithstanding anything contained herein to the contrary, this Note shall be mandatorily prepaid in the event that the Maker closes an offering of its securities, whether through one or more private placements or secondary public offerings, in which the Maker raises gross proceeds from such transaction or transactions of at least $1,500,000.

      6. ACCELERATION UPON EVENT OF DEFAULT. This Note may be accelerated at the option of the Holder, upon the occurrence of any event of default as described below:

          (a) any default, whether in whole or in part, shall occur in the payment to the Holder of principal, interest or other item comprising the Note as and when due which shall continue for a period of ten (10) days after the receipt of written notice thereof by the Maker;

          (b) the Maker shall (1) make a general assignment for the benefit of its creditors, (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian sequestrator, liquidator or similar official for itself or any of its assets and properties, (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code, (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

          (c) any case, proceeding or other action shall be commenced against the Maker for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 6(b) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Maker, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Maker, and any of the foregoing shall continue unstayed and in effect for any period of 60 days.

      7. DELAY IN EXERCISE OF RIGHTS. No delay on the part of the Holder in exercising any of its options, powers or rights nor any partial or single exercise of its options, power or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right.

      8. WAIVER OF PRESENTMENT; NO OFFSETS. The Maker hereby waives presentment for payment, dishonor, protest, notice of protest and any demand whatsoever with respect to this Note and the right to interpose any defense based upon any statute of limitation or any claim of laches and any set-off or counterclaim of any nature or description.

      9.  COLLECTION COSTS; MAXIMUM INTEREST LIMITATIONS.

          (a) The  Maker  agrees  to pay all  reasonable  costs,  including  all
reasonable  attorneys'  fees  and  disbursements   incurred  by  the  Holder  in
collecting or enforcing payment of this Note in accordance with its terms.

          (b) After this Note becomes due, at stated maturity or on acceleration, any unpaid balance hereof shall thereafter bear interest until paid at a rate of sixteen percent (16%) simple interest per annum, but such interest rate shall not exceed at any time the maximum interest rate allowable under applicable state usury laws.

      10. GOVERNING  LAW.

          (a) This Note and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles. All parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this note shall be instituted only in a Federal or state court in Miami-Dade County, Florida, (2) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the assertion that such venue is an inconvenient forum and (3) irrevocably submit to the jurisdiction of such Federal or state court in Miami-Dade County, Florida in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Note. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Note shall constitute personal service thereof.

          (b) THE MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS NOTE.

      11. NOTICES. All notices or other communications required or permitted to be given pursuant to this Note shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person or by nationally recognized overnight delivery service or (b) five days after mailing if mailed by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Holder, at his or its address on the books and records of the Maker, and if to the Maker, to Genetic Vectors, Inc., 5201 N.W. 77th Avenue, Suite 100, Miami, Florida 33166, Attention: Mead M. McCabe, Jr., with a copy to Kirkpatrick & Lockhart LLP, Miami Center - 20th Floor, 201 South Biscayne Boulevard, Miami, Florida 33131, Attention: Clayton E. Parker, Esq. Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Note.

      12. SEVERABILITY. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Note, and this Note shall be carried out as if any such invalid or unenforceable provision were not contained herein.

      13. AMENDMENT. This Note shall not be amended without the prior written consent of the Holder and the Maker.

                                   GENETIC VECTORS, INC.



                                   By:   _______________________________________
                                   Its:  _______________________________________










                                       5